UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 27, 2012

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street P.O. Box 7000, El Dorado, Arkansas		71731-7000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 27, 2012, Murphy Oil Corporation (“Murphy”) filed with the Securities and Exchange Commission a preliminary prospectus supplement to its registration statement on Form S-3 (File No. 333-184287), which included unaudited pro forma condensed consolidated financial statements (“Pro Formas”) to show the pro forma impact of certain previously announced corporate transactions, including: (1) the planned sale of Murphy’s exploration and production operations in the United Kingdom, (2) the planned spin-off of Murphy Oil USA, Inc. (“Murphy USA”) into an independent and separately traded company, which is expected to be completed in 2013, (3) the special dividend of $2.50 per share, for a total dividend of approximately $500 million, payable on December 3, 2012 and (4) up to $1 billion of stock buybacks pursuant to Murphy’s share repurchase program. This summary of the Pro Formas does not purport to be complete and is qualified entirely by reference to the full text of the Pro Formas, which is filed herewith as Exhibit 99.1.

This Item 8.01 contains statements of Murphy’s expectations, intentions, plans and beliefs that are forward-looking, including but not limited to statements regarding its plans to sell Murphy’s U.K. exploration and production operations, to spin off Murphy USA and to repurchase up to $1 billion of common stock pursuant to Murphy’s share repurchase program, and are in each case dependent on certain events, risks and uncertainties that may be outside of Murphy’s control. These forward-looking statements are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Murphy’s actual results could differ materially from those expressed or implied by these statements due to a number of factors, including, but not limited to, the volatility and level of crude oil and natural gas prices, the level and success rate of Murphy’s exploration programs, Murphy’s ability to maintain production rates and replace reserves, customer demand for Murphy’s products, political and regulatory instability, and uncontrollable natural hazards, as well as those contained under the caption “Risk Factors” in Murphy’s Annual Report on Form 10-K for the year ended December 31, 2011, as updated in Murphy’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this Current Report:

99.1 Unaudited pro forma condensed consolidated financial statements of Murphy Oil Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ John W. Eckart

Name: John W. Eckart
Title: Senior Vice President and Controller

Date: November 27, 2012

Exhibit Index

99.1 Unaudited pro forma condensed consolidated financial statements of Murphy Oil Corporation